                                                               Exhibit 10(c)(16)


                        RESTRICTED STOCK GRANT AGREEMENT



         This AGREEMENT evidences the award of __________ restricted shares of the Common Stock of the Corporation (each, an "Award Share," and collectively, the "Award Shares") granted to _______________________ (the "Employee") by Cover-All Technologies Inc., a Delaware corporation (the "Corporation"), effective as of ________________, 2005 (the "Grant Date"), pursuant to the Cover-All Technologies Inc. 2005 Stock Incentive Plan (the "Plan") and conditioned upon the Employee's agreement to the terms described below. All of the provisions of the Plan are expressly incorporated into this Agreement.

         1. VESTING. All of the Award Shares are nonvested and forfeitable on the Grant Date. The Award Shares vest and become nonforfeitable in accordance with the following vesting schedule (the "Vesting Schedule") so long as the Employee is in the continuous employ of the Corporation from the Grant Date through the applicable date upon which vesting is scheduled to occur. None of the Award Shares will become vested and nonforfeitable after the Employee ceases to be in an employment relationship with the Corporation. The following sets forth the Vesting Schedule:


      -------------------------- -----------------------------

                                 Total   Number  of  Award
             Vesting Date        Shares Vested as of the
                                 Vesting Date
      -------------------------- -----------------------------
      -------------------------- -----------------------------
                / /                         ---
      -------------------------- -----------------------------
      -------------------------- -----------------------------
                / /                         ---
      -------------------------- -----------------------------
      -------------------------- -----------------------------
                / /                         ---
      -------------------------- -----------------------------
      -------------------------- -----------------------------
             / /                            ---
      -------------------------- -----------------------------

         [LEAVE IN IF ACCELERATING VESTING: Notwithstanding anything herein to the contrary, upon the occurrence of Change in Control, the Award Shares shall become fully vested and nonforfeitable.]

         2. TERMINATION OF EMPLOYMENT. If the Employee ceases to be employed by the Corporation for any reason, all Award Shares that are not then vested and nonforfeitable will be immediately forfeited to the Corporation upon such cessation for no consideration.

         3. RESTRICTIONS ON TRANSFER.

            (a) Until an Award Share becomes vested and nonforfeitable, it may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process.

            (b) The Corporation shall not be required to (i) transfer on its books any Award Shares that have been sold or transferred in contravention of this Agreement or (ii) treat as the owner of Award Shares, or otherwise accord voting, dividend or liquidation rights to, any transferee to whom Award Shares have been transferred in contravention of this Agreement.

         4. STOCK CERTIFICATES. Employee shall be reflected as the owner of record of the Award Shares as of the Grant Date on the Corporation's books. The Corporation will hold the share certificates for safekeeping, or otherwise retain the Award Shares in uncertificated book entry form, until the Award Shares become vested and nonforfeitable. Until the Award Shares become vested and nonforfeitable, any share certificates representing such shares will include a legend to the effect that you may not sell, assign, transfer, pledge or hypothecate the Award Shares. Any cash dividends on the Award Shares held by the Corporation will be paid directly to the Employee. As soon as practicable after vesting of the Award Shares, the Corporation will deliver a share certificate to the Employee, or deliver shares electronically or in certificate form to his designated broker on his behalf, for such vested Award Shares.

         5. TAX ELECTION AND TAX WITHHOLDING.

            (a) The Corporation shall have the right to deduct from any compensation or any other payment of any kind (including withholding the issuance of shares of Common Stock) due you the amount of any federal, state, local or foreign taxes required by law to be withheld as a result of the grant or vesting of the Award Shares in whole or in part; PROVIDED, HOWEVER, that the value of the shares of Common Stock withheld may not exceed the statutory minimum withholding amount required by law. In lieu of such deduction, the Corporation may require you to make a cash payment to the Corporation equal to the amount required to be withheld. If you do not make such payment when requested, the Corporation may refuse to issue any Common Stock certificate under this Agreement until arrangements satisfactory to the Committee for such payment have been made.

            (b) Employee hereby acknowledges that he has been advised by the Corporation to seek independent tax advice from his own advisors regarding the availability and advisability of making an election under Section 83(b) of the Internal Revenue Code, as amended, and that any such election, if made, must be made within 30 days of the Grant Date. Employee expressly acknowledges that he is solely responsible for filing any such Section 83(b) election with the appropriate governmental authorities, irrespective of the fact that such election is also delivered to the Corporation. You may not rely on the Corporation or any of its officers, directors or employees for tax or legal advice regarding this award. Employee acknowledges that he has sought tax and legal advice from his own advisors regarding this award or has voluntarily and knowingly foregone such consultation.

         6. ADJUSTMENTS FOR CORPORATE TRANSACTIONS AND OTHER EVENTS.

            (a) STOCK DIVIDEND, STOCK SPLIT AND REVERSE STOCK SPLIT. Upon a stock dividend of, or stock split or reverse stock split affecting, the Common Stock, the number of Award Shares and the number of such Award Shares that are nonvested and forfeitable shall, without further action of the Committee, be adjusted to reflect such event. The Committee may make adjustments, in its discretion, to address the treatment of fractional shares with respect to the Award Shares as a result of the stock dividend, stock split or reverse stock split. Adjustments under this Section 6 will be made by the Committee, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional Award Shares will result from any such adjustments.

            (b) BINDING NATURE OF AGREEMENT. The terms and conditions of this Agreement shall apply with equal force to any additional and/or substitute securities received by the Employee in exchange for, or by virtue of the Employee's ownership of, the Award Shares, whether as a result of any spin-off, stock split-up, stock dividend, stock distribution or other reclassification of the Common Stock of the Corporation, or similar event, except as otherwise determined by the Committee. If the Award Shares are converted into or exchanged for, or stockholders of the Corporation receive by reason of any distribution in total or partial liquidation or pursuant to any merger of the Corporation or acquisition of its assets, securities of another entity, or other property (including cash), then the rights of the Corporation under this Agreement shall inure to the benefit of the Corporation's successor, and this Agreement shall apply to the securities or other property received upon such conversion, exchange or distribution in the same manner and to the same extent as the Award Shares.

         7. NON-GUARANTEE OF EMPLOYMENT RELATIONSHIP. Nothing in the Plan or this Agreement shall alter the at-will or other employment status of the Employee, nor be construed as a contract of employment between the Corporation and the Employee, or as a contractual right of Employee to continue in the employ of the Corporation for any period of time, or as a limitation of the right of the Corporation to discharge the Employee at any time with or without cause or notice and whether or not such discharge results in the failure of any Award Shares to vest or any other adverse effect on the Employee's interests under the Plan.

         8. RIGHTS AS STOCKHOLDER. Except as otherwise provided in this Agreement with respect to nonvested and forfeitable Award Shares, the Employee is entitled to all rights of a stockholder of the Corporation, including the right to vote the Award Shares and receive dividends and/or other distributions declared on the Award Shares.

         9. THE CORPORATION'S RIGHTS. The existence of the Award Shares shall not affect in any way the right or power of the Corporation or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Corporation's capital structure or its business, or any merger or consolidation of the Corporation, or any issue of bonds, debentures, preferred or other stocks with preference ahead of or convertible into, or otherwise affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Corporation, or any sale or transfer of all or any part of the Corporation's assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

         10. NOTICES. All notices and other communications made or given pursuant to this Agreement shall be in writing and shall be sufficiently made or given if hand delivered or mailed by certified mail, addressed to the Employee at the address contained in the records of the

Corporation, or addressed to the Committee, care of the Corporation for the attention of its Corporate Secretary at its principal executive office or, if the receiving party consents in advance, transmitted and received via telecopy or via such other electronic transmission mechanism as may be available to the parties.

         11. ENTIRE AGREEMENT. This Agreement contains the entire agreement between the parties with respect to the Award Shares granted hereunder. Any oral or written agreements, representations, warranties, written inducements, or other communications made prior to the execution of this Agreement with respect to the Award Shares granted hereunder shall be void and ineffective for all purposes.

         12. AMENDMENT. This Agreement may be amended from time to time by the Committee in its discretion; PROVIDED, HOWEVER, that this Agreement may not be modified in a manner that would have a materially adverse effect on the Award Shares as determined in the discretion of the Committee, except as provided in the Plan or in a written document signed by each of the parties hereto.

         13. CONFORMITY WITH PLAN. This Agreement is intended to conform in all respects with, and is subject to all applicable provisions of, the Plan. Inconsistencies between this Agreement and the Plan shall be resolved in accordance with the terms of the Plan. In the event of any ambiguity in this Agreement or any matters as to which this Agreement is silent, the Plan shall govern. A copy of the Plan is available upon request to the Committee.

         14. GOVERNING LAW. The validity, construction and effect of this Agreement, and of any determinations or decisions made by the Committee relating to this Agreement, and the rights of any and all persons having or claiming to have any interest under this Agreement, shall be determined exclusively in accordance with the laws of the State of New York without regard to its provisions concerning the applicability of laws of other jurisdictions. Any suit with respect hereto will be brought in the federal or state courts in the districts which include New York, New York, and the Employee hereby agrees and submits to the personal jurisdiction and venue thereof.

         15. HEADINGS. The headings in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

         16. DEFINITIONS. All capitalized terms that are not defined in this Agreement shall have the meaning set forth for such term in the Plan.

         IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed in its name by its Chairman, President and Chief Executive Officer and attested by its Secretary and the Employee has hereunto set his hand all as of the date, month and year first above written.



                                   COVER-ALL TECHNOLOGIES INC.



                                   By:
                                        ---------------------------------------
                                   Name:    John W. Roblin
                                   Title:   Chairman, President and
                                            Chief Executive Officer


ATTEST:


------------------------
Ann F. Massey
Secretary




The undersigned hereby acknowledges that he/she has carefully read this Agreement and the Plan and agrees to be bound by all of the provisions set forth in such documents.

                                   EMPLOYEE



                                   ---------------------------------------------

                                   Date:
                                        ----------------------------------------

Enclosure:   Cover-All Technologies Inc. 2005 Stock Incentive Plan

                                   STOCK POWER


         FOR VALUE RECEIVED, the undersigned, ________________, hereby sells, assigns and transfers unto Cover-All Technologies Inc., a Delaware corporation (the "Corporation"), or its successor, ______________ shares of common stock, par value $0.01 per share, of the Corporation standing in my name of the books of the Corporation, represented by Certificate No. ____________, which is attached hereto, and hereby irrevocably constitutes and appoints ______________________________________________________ as my attorney-in-fact to transfer the said stock on the books of the Corporation with full power of substitution in the premises.

WITNESS:




---------------------------        ---------------------------------------------

                                   Date:
                                        ----------------------------------------

                            IMPORTANT TAX INFORMATION

                 INSTRUCTIONS REGARDING SECTION 83(B) ELECTIONS

1.   AN 83(B) ELECTION IS IRREVOCABLE.

2. AN 83(B) ELECTION FORM MUST BE FILED WITH THE INTERNAL REVENUE SERVICE WITHIN 30 DAYS OF THE DATE THE RESTRICTED STOCK IS GRANTED TO YOU; NO EXCEPTIONS TO THIS RULE ARE MADE.

3. YOU MUST PROVIDE A COPY OF THE 83(B) ELECTION FORM TO THE CORPORATE SECRETARY OR OTHER DESIGNATED OFFICER OF THE CORPORATION. THIS COPY SHOULD BE PROVIDED TO THE CORPORATION AT THE SAME TIME THAT YOU FILE YOUR 83(B) ELECTION FORM WITH THE INTERNAL REVENUE SERVICE.

4. IN ADDITION TO MAKING THE FILING UNDER ITEM 2 ABOVE WITH THE INTERNAL REVENUE SERVICE, YOU MUST ATTACH A COPY OF YOUR 83(B) ELECTION FORM TO YOUR TAX RETURN FOR THE TAXABLE YEAR IN WHICH YOU RECEIVED THE RESTRICTED STOCK.

5. IF YOU MAKE AN 83(B) ELECTION AND LATER FORFEIT THE RESTRICTED STOCK, YOU WILL NOT BE ENTITLED TO A REFUND OF THE TAXES PAID WITH RESPECT TO THE GROSS INCOME YOU RECOGNIZED UNDER THE 83(B) ELECTION.

6. YOU MUST CONSULT YOUR PERSONAL TAX ADVISOR BEFORE MAKING AN 83(B) ELECTION. THE ATTACHED ELECTION FORMS ARE INTENDED AS SAMPLES ONLY, THEY MUST BE TAILORED TO THE TAXPAYER'S CIRCUMSTANCES AND MAY NOT BE RELIED UPON WITHOUT CONSULTATION WITH A PERSONAL TAX ADVISOR.

                           SECTION 83(B) ELECTION FORM

ELECTION PURSUANT TO SECTION 83(B) OF THE INTERNAL REVENUE CODE TO INCLUDE PROPERTY IN GROSS INCOME IN YEAR OF TRANSFER


         The undersigned hereby makes an election pursuant to Section 83(b) of the Internal Revenue Code with respect to the property described below and supplies the following information in accordance with the regulations promulgated thereunder:


         1. The name, address, and taxpayer identification number of the undersigned are:


             ------------------------------
             ------------------------------
             ------------------------------

                -   -
             --- --- -----


         2. The property with respect to which the election is made is _____________ shares of Common Stock, par value $.01 per share, of Cover-All Technologies Inc., a Delaware corporation (the "Corporation").


         3. The date on which the property was transferred was ___________, 200_, the date on which the taxpayer received the property pursuant to a grant of restricted stock.


         4. The taxable year to which this election relates is calendar year
200_.


         5. The property is subject to restrictions in that the property is not transferable and is subject to a substantial risk of forfeiture until the taxpayer vests in the property. The taxpayer will vest in [ONE-FOURTH (1/4) OF THE PROPERTY ON EACH ______ OCCURRING IN 200_, 200_, 200_, AND 200_,] provided the taxpayer is in the employ of Cover-All Technologies Inc. or an affiliated company as of each such vesting date.


         6. The fair market value at the time of transfer (determined without regard to any restrictions other than restrictions which by their terms will never lapse) of the property with respect to which this election is being made is $________________ per share; with a cumulative fair market value of $______________. The taxpayer did not pay any amount for the property transferred.


         7. A copy of this statement was furnished to _______ Cover-All Technologies Inc., for whom taxpayer rendered the services underlying the transfer of such property.


         8. This election is made to the same effect, and with the same limitations, for purposes of any applicable state statute corresponding to
Section 83(b) of the Internal Revenue Code.


         THE UNDERSIGNED UNDERSTANDS THAT THE FOREGOING ELECTION MAY NOT BE REVOKED EXCEPT WITH THE CONSENT OF THE COMMISSIONER OF INTERNAL REVENUE.



         Signed:  _________________________________________________


         Date:    __________________________

                    LETTER FOR FILING SS.83(B) ELECTION FORM





                                     [Date]



CERTIFIED MAIL
RETURN RECEIPT REQUESTED


Internal Revenue Service Center
____________________________________________

____________________________________________

____________________________________________

(the Service Center to which individual income tax return is filed)


                  RE:      83(B) ELECTION OF ________________________________
                           SOCIAL SECURITY NUMBER:   _________________________


Dear Sir/Madam:


         Enclosed is an election under ss.83(b) of the Internal Revenue Code with respect to certain shares of common stock of Cover-All Technologies Inc., a Delavare corporation, that were transferred to me on ___________, 200_.


         Please file this election.


                                   Sincerely,




                                   ___________________________________________

                cc: Corporate Secretary of Cover-All Technologies